UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 9, 2016

OncoCyte Corporation
(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue
Suite 102
Alameda, California 94501
(Address of principal executive offices)

(510) 775-0515
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Form 10 filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2016 annual meeting of shareholders was held on June 9, 2016.  At the meeting our shareholders elected seven directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year.

There were 25,285,743 shares of OncoCyte common stock outstanding and eligible to vote at the annual meeting as of April 27, 2016, the record date for determining shareholders entitled to vote at the meeting, and 24,191,446 shares, or 95.7% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client. Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE MKT to vote in the election of directors, but were permitted to vote for approval of the appointment of our independent registered public accountants.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
William Annett	22,401,145	114,645
Andrew Arno	22,469,178	46,612
Alfred D. Kingsley	22,401,945	113,845
Andrew J. Last	22,469,627	46,163
Aditya P. Mohanty	22,393,561	122,229
Cavan Redmond	22,469,595	46,195
Michael D. West	22,400,363	115,427

In addition, there were 1,675,656 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2016 was ratified by the following vote:

Shares Voted
For	24,147,832
Against	8,485
Abstain	35,129

There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: June 14, 2016	By:	s/Russell Skibsted
Russell Skibsted
Chief Financial Officer